CAPITAL ADVISORS
                                  GROWTH FUND

                      (CAPITAL ADVISORS GROWTH FUND LOGO)

                                 ANNUAL REPORT

                               DECEMBER 31, 2002

January 24, 2003

Dear Shareholder,

It goes without saying that 2002 was a difficult year. The Fund declined 28.31% for the year, in line with its large-cap growth peers as represented by the Russell 1000 Growth Index which dropped 28.57% in 2002, and the Lipper Large-Cap Growth Funds Index, which declined 28.63%. Broad stock market benchmarks also experienced negative returns in 2002. The S&P 500 Stock Index declined 22.10% last year, and the NASDAQ Composite Index dropped 31.25%.

The list of worries in the world is a long one, but there are also hopeful signs. Former Fidelity Investments mutual fund manager, George Vanderheiden was fond of describing "10 Commandments," for the stock market, one of which suggested investing with thy government, not against it. With this advice, Mr. Vanderheiden highlights the reality that taking the opposite side of major regulatory and/ or policy changes is usually akin to banging one's head against the wall.

Within this same vein, one important consequence of Sept. 11 is the catalyst for change it provided to both monetary and fiscal policy in the United States, and throughout the world. Speaking to monetary policy first, a Fed Funds target of 1.25% would be highly unlikely absent the events of 9/11. Within three months of the terrorist attacks the Fed knocked nearly two percentage points from its target interest rate for Fed Funds, and the rate was cut by another half-point this past November.

Since early fall, one Fed governor after another has taken advantage of any public speaking engagement to declare war against economic stagnation and the risk of deflation, pledging to employ every weapon at the Fed's disposable preemptively, and aggressively. The Fed will clearly do all it can to kill the deflationary beast.

As for fiscal policy, it's instructive to remember that in the weeks prior to Sept. 11, Congress was denouncing the Bush administration for jeopardizing the budget surplus with its tax cuts. Within two days after the attack, however, any pretense of fiscal restraint was abandoned entirely.

Economists estimate the fiscal policy changes enacted since the fall of 2001 produced a stimulus exceeding 4.0% of GDP - the largest since those of the early Reagan years and World War II. Proposals from the White House suggest more fiscal stimulus is on the way, including the possibility for an acceleration of the income tax reductions for all tax brackets from the 2005/2006 timeframe to 2003/2004, and hopefully some form of dividend tax relief.

It is impossible to predict whether 2003 will produce a fourth consecutive year of negative returns in the stock market. The odds seem stacked against it, however, when one considers the powerful forces of monetary and fiscal policy that are working against such an outcome.

The three-year bear market has created a curious situation in the stock market in that the price-to-earnings ratio for the highest quality tier of companies is currently lower than that of the poorest quality companies. In other words, the best stocks are also the cheapest.

A recent study by Merrill Lynch concluded that companies rated "A" or better according to Merrill's proprietary quality scale carry an average price-to-earnings ratio below 16 times 2003 estimated earnings, whereas companies rated "C" and "D" sell for over 30 times this year's earnings. This data implies that many investors are paying a premium to assume added risk.

We've taken the opposite tack with the stocks in your Fund, choosing to migrate away from companies with leveraged balance sheets or uncertain business models, in favor of companies with stronger balance sheets and prospects for less robust, yet more sustainable long-term earnings growth.

It is arguably an understatement to suggest that September 11 changes everything. In light of these changes, we believe successful investment strategies in the years ahead will require a comfortable balance of offense and defense, unlike the previous decade, when aggressive offense was the name of the game.

The shift in emphasis described above has had a favorable influence upon the Fund's returns relative to its peer group benchmarks during the post-9/11 market environment. In the five calendar quarters (ended 12/31/02) since the tragedy the Fund declined 7.37%, which compares favorably to a loss of 15.48% for the S&P 500 Stock Index, and a loss of 17.92% for the Russell 1000 Growth Index over the same time period.

The ten largest holdings in the Fund as of December 31, 2002 were as follows:

SECURITY                  NO. SHARES    COST/SHARE    MARKET/SHARE   PORTFOLIO %
--------                  ----------    ----------    ------------   -----------
Ebay                         8,700        $56.93         $67.82         5.71%
Microsoft                   10,000         78.21          51.70         5.00
Williams-Sonoma             18,800         11.65          27.15         4.94
Constellation Brands        20,000         18.74          23.71         4.59
Pfizer                      13,800         38.45          30.57         4.08
American Express            11,800         47.95          35.35         4.04
Marsh & McLennan             9,000         49.28          46.21         4.02
Qualcomm                    10,930         89.20          36.39         3.85
Varian Medical Systems       8,000         41.73          49.60         3.84
Johnson & Johnson            7,000         41.33          53.71         3.64

Of the 33 common stocks held by the Fund as of December 31, 2002, the 10 largest holdings represented 43.77% of total net assets.

Recent additions to the Fund include Cisco Systems, H&R Block, Kohl's Corporation, and Pier 1 Imports. After selling Cisco at higher prices in April 2001, we revisited the stock when it dropped below $14 per share in August of 2002. The Fund paid $13.73 per share for its existing position in Cisco. About 20% of this per share cost basis is covered by cash on the company's balance sheet to the tune of $2.93 per share. Cisco is debt-free, and it remained profitable throughout the recent depression in the end markets the company serves. We believe the Fund paid a fair price of entry for a stake in the world's leading networking solutions provider.

H&R Block is leveraging its dominant position in tax preparation services to include related investment management and home mortgage services. The company consistently earns in excess of 20% on its equity capital, and there is still a large un-tapped market opportunity available for the company to pursue.

Kohl's Corporation enjoys one of the fastest growth rates among large-cap retailers. The company inhabits a niche in soft-goods retail that lies below the high price structure of traditional department stores, but above the low-end approach of Target and Wal-Mart. There is plenty of untapped geography available for Kohl's to at least double its existing store count in the years ahead.

Pier 1 Imports is a more mature retail concept in the midst of a sort of rejuvenation. Recent changes to the companies merchandise mix and marketing approach boosted sales growth and profit margins in recent quarters, and the outlook is bright for these trends to continue.

Taken as a whole, the 33 stocks in the Fund as of December 31, 2002 are growing their earnings at a pace of nearly 17 percent per annum, on average. These same stocks were priced at less than 21 times estimated 2003 earnings as of year-end. By comparison, the stocks that comprise the S&P 500 Stock Index have a long-term earnings growth rate of around 6 percent per annum, and ended the year priced at 17 times 2003 estimated earnings. Opportunities to pay a modest valuation premium for superior company fundamentals are rare in the stock market. We believe the current environment represents just such an opportunity.

/s/Richard E. Minshall                  /s/Keith C. Goddard

Richard E. Minshall                     Keith C. Goddard, CFA
Chief Investment Officer                Portfolio Manager
Capital Advisors Growth Fund            Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.        Vice President, Capital Advisors, Inc.

The since inception (01/01/00) average annualized returns for the Fund and respective indices as of December 31, 2002 were as follows: Capital Advisors Growth Fund. -22.20%; Russell 1000 Growth Index; -23.64%; Lipper Large-Cap Growth Funds Index, -23.96; S&P 500 Index, -14.55; NASDAQ Composite Index, - 31.02% .

Performance figures of the Fund and Indexes referenced represent past performance and are not indicative of future performance. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes are not available for direct investment and do not incur expenses.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The NASDAQ Composite Index is the index of the NADSAQ Stock Market, the largest electronic, screen-based market in the world with over 5,100 companies listed. The Lipper Large-Cap Growth Fund Index consists of 30 well-established mutual funds that emphasize large-cap growth stocks in their investment process. The Russell 1000 Growth Index is a capitalization-weighted index designed to measure the performance of the large-capitalization growth sector of the U.S. equity market.Fundmarket. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

03/03

 Comparison of the change in value of a hypothetical $10,000 investment in the Capital Advisors Growth Fund versus the S&P 500 Composite Stock Price Index and the Lipper Large-Cap Growth Fund Index.

               Capital Advisors      S&P 500 Composite      Lipper Large-Cap
    Date          Growth Fund        Stock Price Index      Growth Fund Index
    ----          -----------        -----------------      -----------------
   1/1/2000         $10,000                $10,000               $10,000
  3/31/2000         $11,630                $10,229               $10,813
  6/30/2000         $10,925                 $9,957               $10,024
  9/30/2000         $12,100                 $9,860                $9,856
 12/31/2000          $8,652                 $9,089                $8,033
  3/31/2001          $6,035                 $8,011                $6,261
  6/30/2001          $7,185                 $8,480                $6,682
  9/30/2001          $5,085                 $7,235                $5,354
 12/31/2001          $6,570                 $8,008                $6,116
  3/31/2002          $6,175                 $8,030                $5,960
  6/30/2002          $5,090                 $6,954                $5,018
  9/30/2002          $4,405                 $5,752                $4,214
 12/31/2002          $4,710                 $6,238                $4,397

                        Average Annual Total Return1<F1>
               One Year                                   (28.31%)
               Since Inception (1/1/00)                   (22.20%)

Past performance does not guarantee future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

1<F1> Average Annual Total Return represents the average change in account value over the periods indicated.

       The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

       The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Capital Advisors Growth Fund.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2002

  Shares     COMMON STOCKS: 98.22%                                Market Value
  ------     ---------------------                                ------------
             AEROSPACE/DEFENSE:  9.86%
   2,900     General Dynamics Corp.                                $   230,173
   5,600     L-3 Communications Holdings, Inc.*<F4>                    251,496
   4,400     Lockheed Martin Corp.                                     254,100
   2,900     Northrop Grumman Corp.                                    281,300
                                                                   -----------
                                                                     1,017,069
                                                                   -----------

             BIOTECHNOLOGY:  2.86%
   6,100     Amgen, Inc.*<F4>                                          294,874
                                                                   -----------

             BUILDING MATERIALS & SUPPLIES:  1.46%
   6,300     The Home Depot, Inc.                                      150,948
                                                                   -----------

             COMPUTER HARDWARE:  10.77%
  15,600     Cisco Systems, Inc.*<F4>                                  204,360
  13,000     Dell Computer Corp.*<F4>                                  347,620
  20,860     Intel Corp.                                               324,790
   3,000     International Business Machines Corp.                     232,500
     349     McDATA Corp. - Class A*<F4>                                 2,478
                                                                   -----------
                                                                     1,111,748
                                                                   -----------

             COMPUTER SOFTWARE:  5.01%
  10,000     Microsoft Corp.*<F4>                                      517,000
                                                                   -----------

             CONSUMER DURABLE:  3.58%
   8,000     Harley-Davidson, Inc.                                     369,600
                                                                   -----------

             CONSUMER NON-DURABLES:  4.60%
  20,000     Constellation Brands, Inc. - Class A*<F4>                 474,200
                                                                   -----------

             E-COMMERCE: 5.72%
   8,700     eBay, Inc.*<F4>                                           590,034
                                                                   -----------

             FINANCIAL SERVICES:  10.14%
  11,800     American Express Co.                                      417,130
   5,300     H & R Block, Inc.                                         213,060
   9,000     Marsh & McLennan Companies, Inc.                          415,890
                                                                   -----------
                                                                     1,046,080
                                                                   -----------

             FOOD:  2.74%
   9,500     Sysco Corp.                                               283,005
                                                                   -----------

             HEALTHCARE SERVICES:  2.18%
   5,000     Universal Health Services, Inc. - Class B*<F4>            225,500
                                                                   -----------

             MEDIA:  0.68%
  26,000     XM Satellite Radio Holdings, Inc.*<F4>                     69,940
                                                                   -----------

             MEDICAL DEVICES & TECHNOLOGY:  7.49%
   7,000     Johnson & Johnson                                         375,970
   8,000     Varian Medical Systems, Inc.                              396,800
                                                                   -----------
                                                                       772,770
                                                                   -----------

             PHARMACEUTICALS:  7.35%
   5,300     Eli Lilly and Company                                     336,550
  13,800     Pfizer, Inc.                                              421,866
                                                                   -----------
                                                                       758,416
                                                                   -----------

             RETAIL STORES:  17.76%
  12,100     Best Buy Co., Inc.*<F4>                                   292,215
   9,200     Family Dollar Stores, Inc.                                287,132
   4,500     Kohl's Corp.*<F4>                                         251,775
  12,600     Pier 1 Imports, Inc.                                      238,518
   5,000     Wal-Mart Stores, Inc.                                     252,550
  18,800     Williams-Sonoma, Inc.*<F4>                                510,420
                                                                   -----------
                                                                     1,832,610
                                                                   -----------

             SEMICONDUCTORS:  2.17%
   6,500     QLogic Corp.*<F4>                                         224,315
                                                                   -----------

             WIRELESS COMMUNICATIONS:  3.85%
  10,930     QUALCOMM, Inc.*<F4>                                       397,743
                                                                   -----------

             Total Common Stocks (Cost $12,889,375)                 10,135,852
                                                                   -----------

             SHORT-TERM INVESTMENTS:  1.95%

 201,366     Federated Cash Trust Treasury Money
               Market Fund (Cost $201,366)                             201,366
                                                                   -----------

             Total Investments in Securities
               (Cost $13,090,741):  100.17%                         10,337,218
             Liabilities in Excess of
               Other Assets: (0.17)%                                   (17,402)
                                                                   -----------
             Net Assets:  100.00%                                  $10,319,816
                                                                   -----------
                                                                   -----------

*<F4>  Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 2002

ASSETS
   Investments in securities, at value
     (identified cost $13,090,741)                                 $10,337,218
   Receivables
       Dividends                                                         4,021
       Due from advisor                                                  1,437
   Prepaid expenses                                                      6,846
                                                                   -----------
           Total assets                                             10,349,522
                                                                   -----------

LIABILITIES
   Payables
       Administration fees                                               2,548
       Distribution fees                                                 2,254
   Accrued expenses                                                     24,904
                                                                   -----------
           Total liabilities                                            29,706
                                                                   -----------

NET ASSETS                                                         $10,319,816
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$10,319,816 / 1,095,858 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]               $9.42
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $23,034,053
   Accumulated net realized loss on investments                     (9,960,714)
   Net unrealized depreciation on investments                       (2,753,523)
                                                                   -----------
           Net assets                                              $10,319,816
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
   Income
       Dividends                                                   $    83,807
                                                                   -----------

   Expenses
       Advisory fees (Note 3)                                           94,152
       Distribution Fees (Note 4)                                       31,384
       Administration fees (Note 3)                                     30,084
       Fund accounting fees                                             22,002
       Professional fees                                                18,615
       Transfer agent fees                                              12,001
       Registration fees                                                 8,644
       Trustee fees                                                      6,898
       Miscellaneous                                                     4,500
       Custody fees                                                      4,000
       Shareholder Reporting                                             3,501
       Insurance                                                         1,745
                                                                   -----------
           Total expenses                                              237,526
           Less: advisory fee waiver (Note 3)                          (49,865)
                                                                   -----------
           Net expenses                                                187,661
                                                                   -----------
               NET INVESTMENT LOSS                                    (103,854)
                                                                   -----------

REALIZED AND UNREALIZED GAIN / (LOSS)
  ON INVESTMENTS
   Net realized loss from security transactions                     (3,637,756)
   Net change in unrealized depreciation on investments               (821,621)
                                                                   -----------
       Net realized and unrealized loss on investments              (4,459,377)
                                                                   -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $(4,563,231)
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 Year                Year
                                                Ended               Ended
                                          December 31, 2002   December 31, 2001
                                          -----------------   -----------------
NET DECREASE IN ASSETS FROM:
OPERATIONS
   Net investment loss                       $  (103,854)        $  (159,077)
   Net realized loss from
     security transactions                    (3,637,756)         (6,203,605)
   Net change in unrealized
     (depreciation) / appreciation
     on investments                             (821,621)          1,825,290
                                             -----------         -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS            (4,563,231)         (4,537,392)
                                             -----------         -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net (decrease) / increase in
     net assets derived from net
     change in outstanding shares (a)<F5>     (1,123,433)          3,352,491
                                             -----------         -----------
       Total decrease in net assets           (5,686,664)         (1,184,901)

NET ASSETS
Beginning of year                             16,006,480          17,191,381
                                             -----------         -----------
END OF YEAR                                  $10,319,816         $16,006,480
                                             -----------         -----------
                                             -----------         -----------

(a)<F5>  A summary of share transactions is as follows:

                                       Year                       Year
                                      Ended                      Ended
                                December 31, 2002          December 31, 2001
                             ------------------------   -----------------------
                             Shares   Paid in Capital   Shares   Paid in Capital
                             ------   ---------------   ------   ---------------
Shares sold                  144,407    $ 1,563,342     382,361    $5,320,893
Shares redeemed             (266,956)    (2,686,775)   (157,601)   (1,968,402)
                            --------    -----------    --------    ----------
Net (decrease) / increase   (122,549)   $(1,123,433)    224,760    $3,352,491
                            --------    -----------    --------    ----------
                            --------    -----------    --------    ----------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                     Year           Year           Year
                                                    Ended          Ended          Ended
                                                 December 31,   December 31,   December 31,
                                                     2002           2001           2000
                                                     ----           ----           ----
Net asset value,
  beginning of period                               $13.14         $17.30         $20.00
                                                    ------         ------         ------

Income from investment operations:
   Net investment loss                               (0.09)         (0.13)         (0.16)
   Net realized and unrealized
     loss on investments                             (3.63)         (4.03)         (2.54)
                                                    ------         ------         ------
Total from investment operations                     (3.72)         (4.16)         (2.70)
                                                    ------         ------         ------

Net asset value, end of period                      $ 9.42         $13.14         $17.30
                                                    ------         ------         ------
                                                    ------         ------         ------

Total return                                       (28.31%)       (24.05%)       (13.50%)

Ratios/supplemental data:
Net assets,
  end of period (thousands)                        $10,320        $16,006        $17,191
Ratio of expenses
  to average net assets:
   Before expense reimbursement                      1.90%          1.82%          1.75%
   After expense reimbursement                       1.50%          1.50%          1.49%
Ratio of net investment loss
  to average net assets:
   After expense reimbursement                      (0.83%)        (1.08%)        (1.12%)
Portfolio turnover rate                             61.66%         58.16%         49.39%

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2002

NOTE 1 - ORGANIZATION

    The Capital Advisors Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended December 31, 2002, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2002, the Fund incurred $94,152 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2002, the Advisor reduced its fees in the amount of $49,865; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $133,393 at December 31, 2002. Cumulative expenses subject to recapture expire as follows:

                Year                Amount
                ----                ------
                2005              $ 83,528
                2007                49,865
                                  --------
                                  $133,393
                                  --------
                                  --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

    Fund asset level                          Fee rate
    ----------------                          --------
    Less than $15 million                     $30,000
    $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
    More than $150 million                    0.05% of average daily net assets

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2002, the Fund paid the Distribution Coordinator $31,384.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

    For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $7,616,421 and $8,722,696 respectively.

NOTE 6 - INCOME TAXES

    Net realized losses differ for financial statements and tax purposes due to differing treatments for wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities, and net operating losses.

    As of December 31, 2002, the components of net assets on a tax basis were as follows:

    Cost of investments for tax purposes                           $13,090,741
                                                                   -----------
                                                                   -----------
    Gross tax unrealized appreciation                                  706,483
    Gross tax unrealized depreciation                               (3,460,006)
                                                                   -----------
    Net tax unrealized depreciation                                $(2,753,523)
                                                                   -----------
                                                                   -----------

    The Fund had a capital loss carryforward of $9,710,811 at December 31, 2002 which expires as follows:

                Year                Amount
                ----                ------
                2010             $6,640,280
                2009              2,986,224
                2008                 84,307
                                 ----------
                                 $9,710,811
                                 ----------
                                 ----------

    In addition the Fund has elected to defer post-October capital losses of $249,903 and treat such losses as arising on January 1, 2003.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Capital Advisors Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Advisors Growth Fund, a series of Advisor Series Trust, (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 21, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the advisor.

                              INDEPENDENT TRUSTEES
                              --------------------

                                                                                                 # OF
                                                                                                 FUNDS IN
                      POSITION     TERM OF                                                       COMPLEX      OTHER
                      HELD         OFFICE AND                                                    OVERSEEN      DIRECTORSHIPS
NAME, AGE             WITH THE     LENGTH OF      PRINCIPAL OCCUPATION                           BY           HELD BY
AND ADDRESS           TRUST        TIME SERVED    DURING PAST FIVE YEARS                         TRUSTEE      TRUSTEE
-----------           --------     -----------    ----------------------                         --------     --------------
Walter E. Auch        Trustee      Indefinite     Management Consultant                          Sixteen      Director,
(Born 1921)                        Term                                                                       Nicholas-Applegate
2020 E.                            since                                                                      Funds, Salomon
  Financial Way                    February                                                                   Smith Barney
Glendora, CA 91741                 1997                                                                       Funds, Bayan
                                                                                                              Strategic Realty
                                                                                                              Trust, Legend
                                                                                                              Properties, Pimco
                                                                                                              Advisors LLP,
                                                                                                              and Senele Group

James Clayburn        Trustee      Indefinite     Dean Emeritus, John E.                         Sixteen      Director, The
  LaForce                          Term           Anderson Graduate School                                    Payden & Rygel
(Born 1927)                        since          of Management, University                                   Investment Group,
2020 E.                            May            of California, Los Angeles.                                 The Payden/
  Financial Way                    2002                                                                       Metzler Investment
Glendora, CA 91741                                                                                            Group, PIC
                                                                                                              Investment Trust,
                                                                                                              PIC Small Cap
                                                                                                              Portfolio, PIC
                                                                                                              Balanced Portfolio,
                                                                                                              PIC Growth
                                                                                                              Portfolio, PIC Mid
                                                                                                              Cap Portfolio,
                                                                                                              Provident
                                                                                                              Investment Counsel
                                                                                                              Institutional Money
                                                                                                              Market Fund, Black
                                                                                                              Rock Funds, Jacobs
                                                                                                              Engineering,
                                                                                                              Timken Co.,
                                                                                                              and Cancervax

Donald E. O'Connor    Trustee      Indefinite     Financial Consultant;                          Sixteen      Independent
(Born 1936)                        Term           formerly Executive Vice                                     Director, The
2020 E.                            since          President and Chief                                         Parnassus Fund,
  Financial Way                    February       Operating officer of ICI                                    The Parnassus
Glendora, CA 91741                 1997           Mutual Insurance Company                                    Income Fund and
                                                  (until January, 1997).                                      The Forward Funds

George J. Rebhan      Trustee      Indefinite     Retired; formerly President,                   Sixteen      Trustee,
(Born 1934)                        Term           Hotchkis and Wiley Funds                                    E*Trade Funds
2020 E.                            since          (mutual funds) from
  Financial Way                    May 2002       1985 to 1993.
Glendora, CA 91741

George T.             Trustee      Indefinite     Senior Vice President,                         Sixteen      None
  Wofford III                      Term           Information Services,
(Born 1939)                        since          Federal Home Loan Bank
2020 E.                            February       of San Francisco.
  Financial Way                    1997
Glendora, CA 91741

                        INTERESTED TRUSTEES AND OFFICERS
                        --------------------------------

                                                                                                 # OF
                                                                                                 FUNDS IN     OTHER
                      POSITION     TERM OF                                                       COMPLEX      DIRECTORSHIPS
                      HELD         OFFICE AND                                                    OVERSEEN      HELD BY
NAME, AGE             WITH THE     LENGTH OF      PRINCIPAL OCCUPATION                           BY TRUSTEE   TRUSTEE OR
AND ADDRESS           TRUST        TIME SERVED    DURING PAST FIVE YEARS                         OR OFFICER   OFFICER
-----------           --------     -----------    ----------------------                         --------     --------------
Eric M. Banhazl       Trustee      Indefinite     Senior Vice President, U.S.                    Sixteen      None
(Born 1957)           &            Term           Bancorp Fund Services, LLC,
2020 E.               President    since          the Fund's administrator (since
  Financial Way                    February       July, 2001); Treasurer, Investec
Glendora, CA 91741                 1997           Funds; formerly, Executive Vice
                                                  President, Investment Company
                                                  Administration, LLC ("ICA")
                                                  (The Fund's former administrator).

John S. Wagner        Treasurer    Indefinite     Assistant Vice President                       Sixteen      None
(Born 1965)                        Term           Compliance and Administration,
615 E.                             since          U.S. Bancorp Fund Services, LLC
  Michigan Street                  September      since June 1999.
Milwaukee, WI 53202   2002

Chad E. Fickett       Secretary    Indefinite     Compliance Administrator, U.S.                 Sixteen      None
(Born 1973)                        Term           Bancorp Fund Services, LLC
615 E.                             Since          since July 2000.
  Michigan Street                  March
Milwaukee, WI 53202   2002

                                    ADVISOR
                             Capital Advisors, Inc.
                               320 Boston Street
                             Tulsa, Oklahoma 74103

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-866-205-0523

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

                         INDEPENDENT PUBLIC ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.